          TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Tenth Amendment to Loan and Security Agreement, dated as of November 29, 1993 ("Tenth Amendment"), amends in certain respects the terms of a certain Loan and Security Agreement, dated as of March 21, 1990, by and between and among Great Dane Trailers, Inc., a Georgia corporation, Great Dane Trailers Nebraska, Inc., a Nebraska corporation and Great Dane Trailers Tennessee, Inc., a Tennessee corporation (each of the foregoing individually, a "Borrower" and collectively, "Borrower") the Lenders from time to time parties thereto, and Security Pacific Business Credit Inc., a Delaware corporation, as agent ("Agent"), (the Loan and Security Agreement, as amended, modified, and supplemented prior to the date hereof being hereinafter referred to as "Loan Agreement").


                            WITNESSETH

     WHEREAS, Great Dane Trailers Indiana, Inc., an Indiana corporation was merged into Great Dane Trailers, Inc. on April 3,
1990;

     WHEREAS, Great Dane Trailers, Inc. has acquired and now owns all of the issued and outstanding voting stock of Great Dane Los
Angeles, Inc. ("GDTLA") and desires that GDTLA become a co-borrower under the Loan Agreement;

     WHEREAS, Borrowers have requested that the Lenders agree to amend the provisions of the Loan Agreement to provide for an increase in the Term Loan Commitment and to permit a portion of the Revolving Credit Commitment to be used for banker's acceptances, and to amend the Loan Agreement in certain respects;

     WHEREAS, the Lenders are willing to make such amendments on the condition that certain other amendments be made to the Loan
Agreement, and otherwise on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Tenth Amendment, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Borrower, GDTLA, the Agent, and the Lenders hereby agrees as follows.

     SECTION 1. DEFINED TERMS. For purposes of this Tenth Amendment, "AMENDMENT DOCUMENTS" means all documents executed by the parties to this Tenth Amendment in connection with the execution of this Tenth Amendment, including all agreements, certificates, instruments, amendments, and other related documents.

Terms capitalized herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan
Agreement.

     SECTION 2. AMENDMENT OF SECTION 1.1

     2.1 Section 1.1 of the Loan Agreement is amended by adding the following definitions:

     "'BORROWERS' means, collectively, Great Dane Trailers,
     Inc., a Georgia corporation; Great Dane Trailers
     Nebraska, Inc., a Nebraska corporation; Great Dane
     Trailers Tennessee, Inc., a Tennessee corporation; and
     Great Dane Los Angeles, Inc., a Georgia corporation, and `BORROWER' means each of the foregoing, individually.

     'CAPITAL EXPENDITURE LOAN COMMITMENT' means, with respect to each Lender, the amount set forth beside such Lender's name under the heading Capital
     Expenditure Loan Commitment on the signature pages of this Agreement or, after an assignment pursuant to
     SECTION 14.3, shown for such Lender in the Register, and 'Capital Expenditure Loan Commitments' shall, collectively, mean the aggregate amount of the Capital
     Expenditure Loan Commitments of all the Lenders, the maximum amount of which shall not exceed $2,800,000.

     'CAPITAL EXPENDITURE TERM NOTE' has the meaning specified in Section 2.5.

     'CAPITAL EXPENDITURE TERM LOAN' has the meaning specified in Section 2.5.

     'GDTLA' means Great Dane Los Angeles, Inc., a Georgia corporation.

     'QUALIFIED CAPITAL EXPENDITURE' means the lesser of (i) the amount of the Lenders' advance under the Capital Expenditure Loan Commitment and (ii) a Capital Expenditure, less taxes, freight, and capitalized interest attributable thereto and such other exclusions as Lenders may reasonably consider not to comprise Capital Expenditures, made for the purpose of acquiring and installing two new presses to be used in the manufacture of truck trailers, containers, and related products, one press to be installed at GDTN's Premises located in Wayne, Nebraska, and the second to be installed at GDT's Premises located in Brazil, Indiana."

     2.2 The definition of Adjusted Net Earnings from Operations set forth in Section 1.1 of the Loan Agreement is amended by deleting at the end of the definition the words "determined in accordance with GAAP; and (h) LIFO reserve changes." and inserting in lieu thereof the following "determined in accordance with GAAP; (h) LIFO reserve changes; and (i) the $27,128,000 effect of the accounting change in 1993."

     2.3  The definition of "L/C SUBFACILITY" set forth in
Section 1.1 of the Loan Agreement is amended by deleting such definition and inserting in lieu thereof the following:

     "`L/C SUBFACILITY' means that portion of the Aggregate
     Maximum Revolver Amount available for the issuance of Letters of Credit, other than banker's acceptances, in an aggregate amount not to exceed $20,000,000, and for the issuance of banker's acceptances in an aggregate amount not to exceed $10,000,000."

     2.4  The definition of "LETTER OF CREDIT" set forth in
Section 1.1 of the Loan Agreement is amended by deleting such definition and inserting in lieu thereof the following:

     "'LETTER OF CREDIT' means a standby letter of credit, a merchandise letter of credit, and a banker's acceptance issued in connection with a letter of credit issued or caused to be issued for the account of a Borrower pursuant to Article 3."

     2.5 The definition of "BORROWER PLEDGE AGREEMENT" set forth in Section 1.1 of the Loan Agreement is amended by deleting such definition and inserting in lieu thereof the following:

          "'BORROWER PLEDGE AGREEMENT' means the Pledge Agreement dated as of the Closing Date, in form and substance satisfactory to the Lenders, executed and delivered by GDT, pursuant to which (i) all of the issued and outstanding capital stock of GDTLA, GDTN, and GDTT shall be pledged to the Agent for the benefit of the Secured Creditors as additional security for the Obligations, and (ii) certain promissory notes payable to GDT shall be pledged to the Agent for the benefit of the Secured Creditors as additional security for the Obligations."

     2.6 The definitions of "COMMITMENT" and "COMMITMENTS" set forth in Section 1.1 of the Loan Agreement are amended by deleting such definitions and inserting in lieu thereof the following:

     "`COMMITMENT' means, at any time with respect to a Lender, such Lender's Term Loan Commitment, Revolving
     Credit Commitment, and Capital Expenditure Loan
     Commitment and `COMMITMENTS' means, collectively, the

     Term Loan Commitments, Capital Expenditure Loan
     Commitments, and Revolving Credit Commitments of all of the Lenders, the maximum amount of which shall not exceed $90,400,000."

     2.7 The definition of "LOAN" set forth in Section 1.1 of the Loan Agreement is amended by deleting such definition and inserting in lieu thereof the following:

     "`LOAN' means a Term Loan, a Revolving Loan (including an SP Revolving Loan), or the Capital Expenditure Term
     Loan."

     2.8 The definition of "MAXIMUM REVOLVER AMOUNT" set forth in Section 1.1 of the Loan Agreement is amended by deleting part
(a)(ii)(C)(1) of such definition and inserting in lieu thereof the following:

     "(1)  $30,000,000 or (w) if such Borrower is GDT,
     $25,000,000, or (x) if such Borrower is GDTN, $3,000,000, or (y) if such Borrower is GDTT, $2,000,000, or (z) if such Borrower is GDTLA, $2,000,000 or"


     2.9 Section 2 of the Loan Agreement is amended by the addition of a new paragraph number 2.5, which shall read in its entirety as follows:

     "2.5 CAPITAL EXPENDITURE TERM LOANS.

          (a)  AMOUNT OF CAPITAL EXPENDITURE TERM LOANS.
     Upon the request of GDTN relating to the press to be installed in Wayne, Nebraska, and of GDT relating to the press to be installed in Brazil, Indiana, , each Lender severally agrees to make available to GDT and GDTN from time to time capital expenditure advances in an amount equal to such Lender's Pro Rata Share of $2,800,000 or such lesser amount requested (the
     `CAPITAL EXPENDITURE TERM LOAN') for the purpose of funding Qualified Capital Expenditures in accordance with the procedures specified in this section. Funds paid to the Lenders in repayment of a Capital
     Expenditure Term Loan, when repaid or prepaid, whether by voluntary or mandatory prepayment or otherwise, may not be reborrowed. Each capital expenditures advance shall only be against Qualified Capital Expenditures and shall be in a minimum amount of $100,000. Each capital expenditure advance shall not exceed, when added to all amounts previously advanced under the Capital Expenditure Term Loan, an amount equal to the lesser of:

               (i)  $2,800,000; or

               (ii) an amount equal to the actual, out-of-pocket cost of Qualified Capital Expenditures.

          (b) NOTICE OF BORROWING. (i) When GDT and GDTN desire to borrow under Section 2.5, GDT and GDTN, as appropriate, shall deliver to Agent a Notice of Borrowing signed by an authorized officer of GDT or GDTN no later than 11:00 a.m. (New York time) at least one (1) Business Day in advance of each capital expenditure advance. The Notice of Borrowing shall (1) be in writing and shall be submitted, together with a schedule and copies of invoices for such purchases and any other documents required by Agent to support the request, (2) specify the requested funding date of the capital expenditure advance, and (3) shall specify the amount of the requested capital expenditure advance.

               (ii) Any Notice of Borrowing made pursuant to this Section 2.5(b) shall be irrevocable.

          (c)  MAKING OF CAPITAL EXPENDITURE ADVANCES.
     Promptly after receipt of a Notice of Borrowing under
     Section 2.5(b), the Agent shall notify each Lender by telex, telecopy, telegram, telephone, or other similar means of transmission, of the proposed Borrowing. Each Lender shall make the amount of such Lender's capital expenditure advance available to the Agent as the Agent may designate, not later than 12:00 noon (New York time) on the capital expenditure advance funding date. After Agent's receipt of the proceeds of such loan, upon satisfaction of the applicable conditions precedent set forth in Article 11, the Agent shall make the proceeds of such loan available to GDT or GDTN by transferring same day funds equal to the proceeds of all such loans received by the Agent to an account of GDT and GDTN designated in writing by GDT or GDTN or as they shall otherwise instruct in writing.

          (d) CAPITAL EXPENDITURE TERM NOTES. GDT and GDTN shall execute and deliver to the Agent for the benefit of each Lender, prior to the first capital expenditure advance, promissory notes (the `Capital Expenditure Term Notes') substantially in the form attached hereto as Exhibit 2.5, to evidence such Lender's Capital Expenditure Term Loan, in an original principal amount equal to such Lender's Pro Rata Share of the $2,800,000 and with other appropriate insertions. Advances under the Capital Expenditure Term Loan (the `capital expenditure advance(s)') will be separately noted on and evidenced by, repayable in accordance with, and subject to the terms, conditions, and limitations of, the Capital Expenditure Term Notes. Each of the Capital Expenditure Term Notes delivered to the Agent for the benefit of each Lender shall be dated as of the date on or prior to the first advance thereunder, and each advance thereunder shall be payable in 36 equal monthly installments of principal, with the first such installment being due and payable on the first day of the first month immediately following the month in which the advance is made, and all other payments thereof shall be due and payable on the first day of each month thereafter; provided, however, the entire unpaid balance of the Capital Expenditure Term Loan, if not sooner due and payable by reason of the provisions of this Agreement, shall be due and payable in full on March 21, 1995. Each such installment shall be payable to the Agent for the account of such Lender.

               (e)  NOTATION AND ENDORSEMENT.  The Agent
     shall record in the Register the principal amount of the Capital Expenditure Term Loan owing to each Lender from time to time. In addition, each Lender is authorized, to note the date and amount of each such payment or prepayment of principal of such Lender's Capital Expenditure Term Loan in its books and records, such books and records constituting rebuttably presumptive evidence of the accuracy of the information contained therein. Prior to the transfer to a Capital Expenditure Term Note, the Lender shall indorse on the note the outstanding principal balance of the Capital Expenditure Term Loan evidenced thereby. Failure of such Lender to make such notation or endorsement shall not affect the obligations of the Borrower under such Capital Expenditure Term Note or any of the other Loan Documents."

     2.10 The Loan Agreement is amended by the attachment of an
Exhibit 2.5 which shall read in accordance with such exhibit attached hereto and incorporated herein.

     2.11 Subsection 3.2(b) of the Loan Agreement is amended by deleting such subsection and inserting in lieu thereof the following:

               "(b)  (i) which has a term of longer than one
     (1) calendar year or an expiration date after the Business Day prior to the Termination Date, or (ii) with respect to banker's acceptance which has a payment date of more than 180 days from the date of its issuance or which has a payment date which is after the Business Day prior to the Termination Date, or (iii) with respect to a merchandise letter of credit which has a tenor of not more than 180 days from the date of its issuance."

     2.12 Subsection 4.1 (a) of the Loan Agreement is amended by deleting such subsection and inserting in lieu thereof the following:

          "4.1 INTEREST. (a) The Borrowers agree, jointly and severally, to pay the Lenders interest on the unpaid principal balance of the Revolving Loans, the Term Loans, and the Capital Expenditure Term Loans at a fluctuating per annum rate equal to one and one-half percent (1.5%) PLUS the Reference Rate. Each change in the Reference Rate shall be reflected in the foregoing interest rate as of the effective date of such change. Interest charges shall be computed on the basis of a year of 360 days and actual days elapsed and will be payable to the Lenders, in the case of Revolving Loans, monthly in arrears on the first day of each month hereafter, in the case of Term Loans, monthly in arrears on the first day of each month after the Term Funding, in the case of Capital Expenditures Term Loans, monthly in arrears on the first day of each month after the initial funding of the Capital Expenditures Term Loan, and, in each case, as otherwise provided herein."

     2.13 AMENDMENT OF SECTION 4.4. The Letter of Credit Fees imposed under Section 4.4 of the Loan Agreement shall apply to all Letters of Credit, other than banker's acceptances.

     2.14 AMENDMENT OF ARTICLE 4.  Article 4 of the Loan
Agreement is amended by the addition of a new section, Section
4.4A, which shall read in its entirety as follows:

          "4.4A ACCEPTANCE FEES. In connection with the establishment of the subfacility for banker's acceptances, the Borrowers jointly and severally agree to pay to the Agent monthly, for the ratable benefit of the Lenders, for each banker's acceptance, a fee ("Acceptance Fee"), equal to (a) two and one-half percent (2.50 %) per annum of the undrawn face amount of each banker's acceptance created pursuant to this Agreement and all associated charges incurred by Lenders in connection therewith. All Acceptance Fees which have accrued in each month shall be charged to the Loan at the end of each month. The Acceptance Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed."

     2.15 AMENDMENT OF SECTION 4.7.  Section 4.7 of the Loan
Agreement is amended by deleting such section and inserting in lieu thereof the following:

          "4.7 FEES NOT INTEREST; FULLY EARNED. All fees are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money. The fees provided for in Sections 4.3, 4.4, 4.4A, and 4.5 shall be fully earned when due and payable, and no such fee shall be refundable or rebatable by reason of any prepayment, acceleration upon an Event of Default or any other circumstance."

     2.16 AMENDMENT OF SECTION 8.2(D). Section 8.2(d) is amended by inserting the words "or his designee" following the words
'chief financial officer."

     2.17 AMENDMENT OF ARTICLE 10.  Article 10 of the Loan
Agreement is amended by the addition of a new Section, number
10.7A, which shall read in its entirety as follows:

          "10.7A.   ENVIRONMENTAL QUESTIONNAIRE AND TESTING.
     By no later than December 31, 1993, the Borrowers shall deliver to the Agent a completed environmental questionnaire and disclosure statement (which shall be on a form provided by the Agent) for each of the Premises."

     2.18 AMENDMENT OF SUBSECTION 10.15A(G)(I)(C).  Part
10.15A(g)(i)(C) of the Loan Agreement is amended by deleting such part and inserting in lieu thereof the following:

          "(C) the aggregate amount of (1) all Intercompany
     Loans made during Fiscal Year 1993, is less than or equal to the following amounts on or after the following dates:


     Aggregate Amount of Intercompany
     Loans in Fiscal Year 1993               Dates in 1993
     -------------------------               -------------
          $ 1,000,000                        January 1
          $ 2,000,000                        February 1
          $ 4,000,000                        March 1
          $ 5,000,000                        May 1
          $ 6,000,000                        June 1
          $ 7,000,000                        July 1
          $ 8,000,000                        August 1
          $ 9,000,000                        September 1
          $10,000,000                        October 1
          $11,000,000                        November 1
          $16,000,000                        December 1"


     2.19 The negative number (500) as shown as the "Required Minimum Cumulative Amount" for December, 1993, and Year 1993, in Exhibit B to the Eighth Amendment to Loan and Security Agreement, is amended by deleting such number and inserting in lieu thereof the number zero.

     2.20 AMENDMENT OF SECTION 10.12. Section 10.12(d) is amended by deleting such subsection and inserting in lieu thereof the following:

               "(d) Guaranties by GDT of the trade accounts payable of its Subsidiaries and its dealers; PROVIDED, HOWEVER, that the aggregate liability of GDT under all such guaranties permitted by this clause (d) shall not exceed $500,000 at any one time outstanding."

     2.21 AMENDMENT OF SECTION 10.22. Qualified Capital Expenditures shall not be considered Capital Expenditures for purposes of Section 10.22 of the Loan Agreement, and shall be excluded from the "purchase of fixed assets" amount listed on the statement of cash flows included as part of Exhibit B attached to the Eighth Amendment to Loan and Security Agreement dated March 21, 1990, which is utilized to compute the amount of Intercompany Loans; provided, however, payments of principal and interest in connection with such Qualified Capital Expenditures shall be included.

     2.22 AMENDMENT OF SECTION 10.26.  Section 10.26 of the Loan
Agreement is amended by deleting such section and inserting in lieu thereof the following:

     "10.26 CURRENT RATIO. The Borrowers will not permit the ratio of (a) Current Assets less cash to (b)
     Current Liabilities less (i) current maturities of long-term Debt and (ii) federal income taxes payable, to be less than (a) 1.50 to 1.00 at the end of any fiscal quarter, ending with the fiscal quarter ending on June 30, 1993, and (b) 1.40 to 1.00 at the end of any fiscal quarter thereafter."

     2.23 AMENDMENT OF SECTION 10.27. Section 10.27 of the Loan Agreement is amended by deleting the amounts "97,000,000," "98,000,000," "99,000,000," "100,000,000," and "101,000,000" and
inserting in lieu thereof the amounts "69,872,000," "70,872,000," "71,872,000," "72,872,000," and "73,872,000," respectively.

     2.24 AMENDMENT OF SIGNATURE PAGES. The signature page of the Loan Agreement is amended by inserting next to each Lender the following:


                                        Capital Expenditure
     Lender                             Loan Commitment
     ------                             ---------------
     Security Pacific
     Business Credit Inc.               $1,363,600

     Sanwa Business
     Credit Corporation                 $  420,000

     NationsBank of
     Georgia, N. A.                     $1,016,400


     SECTION 3.

     3.1 CONDITIONS TO EFFECTIVENESS. This Tenth Amendment shall be effective as of the date first written above upon satisfaction of the following conditions precedent in a manner satisfactory to the Agent:

          (a) In connection with the increase in the Commitments and the creation of a banker's acceptance subfacility and to compensate the Lenders for costs and expenses (other than expenses for which the Borrowers will otherwise reimburse the Agent or the Lenders), the Agent shall have received a fee of $75,000 for the benefit of the Lenders;

          (b) The Agent shall have received counterparts of this Tenth Amendment executed by the Borrowers and the Lenders;


          (c)  The Agent shall have received First Amendment to
Pledge Agreement executed by GDT;

          (d) The Agent shall have received a borrowing resolution from GDTLA in form and content satisfactory to the Agent;

          (e) The Agent shall have received a certificate dated as of the date hereof and signed by the president or a vice president and the treasurer or comptroller of each of the Borrowers certifying that the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof and that no Default or Event of Default has occurred and is continuing as of the date hereof, or would result from giving effect to this Tenth Amendment;

          (f) The Agent shall have received an opinion of Hunter, Maclean, Exley & Dunn, P.C., counsel to the Borrowers
(including GDTLA) in form and substance satisfactory to counsel for the Agent;

          (g) All proceedings taken in connection with the execution of this Tenth Amendment and all documents and papers related thereto shall be satisfactory to the Lenders; and

          (h) The Agent shall have received UCC-1 financing statements, in proper form, for filing with the California
Secretary of State and with the Clerk of Chatham County, Georgia, executed by GDTLA as the debtor, and referencing the Agent, on behalf of the Lenders, as the secured party.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrowers (as herein defined) hereby each represent and warrant to the Lenders and the Agent that (i) the execution, delivery, and performance of this Tenth Amendment by each of the Borrowers are within their respective corporate powers, and have been duly authorized by all necessary corporate action, (ii) no consent, approval, authori-zation of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Tenth Amendment and the Amendment Documents, (iii) this Tenth Amendment and the Amendment Documents have been duly executed by each of the Borrowers and constitute the legal, valid, and binding obligation of such of the Borrower, enforceable against them in accordance with their terms, (v) the execution, delivery, and performance by each of the Borrowers of this Tenth Amendment and the Amendment Documents does not and will not conflict with, or constitute a violation or breach of, constitute a default under, or result in the creation or imposition of any Lien upon the property of any Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Borrower or such Subsidiary is a party or which is binding upon it, (b) any Requirement of Law applicable to such Borrower or such Subsidiary, or (c) the Certificate of Articles of Incorporation or By-Laws of such Borrower or such Subsidiary. GDTLA hereby accepts, adopts, and agrees to be bound by all of the terms and conditions of the Loan Agreement. All Obligations of GDTLA, GDT, GDTN, and GDTT under the Loan Agreement are joint and several.

     Borrower agrees to pay on demand all costs and expenses reasonably incurred by Agent in connection with the preparation, negotiation, and execution of this Tenth Amendment and the other documents executed pursuant thereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Agent's legal counsel and the allocated cost of staff counsel.

     SECTION 6.     REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

     6.1 On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof",
"herein", or
words of like import, and each reference in the other Loan
Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     6.2 Except as expressly amended above, all of the terms of the Loan Agreement shall remain unchanged and in full force and effect.

     6.3 The execution, delivery, and effectiveness of this Tenth Amendment shall not operate as a waiver of any right, power, or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

     SECTION 7. EXECUTION IN COUNTERPARTS. This Tenth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall constitute one and the same instrument.

     SECTION 8. GOVERNING LAW. This Tenth Amendment shall be governed by, shall be construed under, and enforced in accordance with the laws of the state of New York.

     SECTION 9.  HEADINGS.  Section headings in this Tenth
Amendment are included for convenience of reference only and shall not constitute a part of this Tenth Amendment or be given any substantive effect.

     IN WITNESS WHEREOF, the parties have executed this Tenth
Amendment as of the date first written above.

"BORROWERS"

Great Dane Trailers, Inc.,         Great Dane Trailer Nebraska,
a Georgia corporation              Inc., a Nebraska corporation


by   /s/ Thomas W. Horan           by /s/ Thomas W. Horan
  ------------------------------     -----------------------
  Thomas W. Horan,                   Thomas W. Horan,
  Chief Financial Officer            Chief Financial Officer

Great Dane Trailers                Great Dane Los Angeles,, Inc.,
Tennessee, Inc., a Tennessee       a Georgia corporation
corporation


by   /s/ Thomas W. Horan           by /s/ Thomas W. Horan
  ------------------------------     -----------------------
  Thomas W. Horan,                   Thomas W. Horan,
  Chief Financial Officer            Chief Financial Officer

"LENDERS"

Security Pacific Business Credit   NationsBank of Georgia, N.A.
Inc., a Delaware corporation


by   /s/ Ira Mermelstein           by /s/ Robert B. H. Moore
  ------------------------------     -----------------------
  Ira Mermelstein,                   Robert B. H. Moore,
  Vice President                     Senior Vice President

Sanwa Business Credit Corporation


by   /s/ John J. McKenna
  ------------------------------
  John J. McKenna, Vice President

"AGENT"

Security Pacific Business Credit
Inc., a Delaware corporation


by   /s/ Ira Mermelstein
  ------------------------------
  Ira Mermelstein, Vice President

  EXHIBIT 2.5 TO TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  CAPITAL EXPENDITURE TERM NOTE


$_____________________                      ______________, 19___


     FOR VALUE RECEIVED, Great Dane Trailers, Inc., a Georgia corporation; and Great Dane Trailers Nebraska, Inc., a Nebraska corporation (individually and collectively "the Borrower"), HEREBY JOINTLY AND SEVERALLY UNCONDITIONALLY PROMISE TO PAY to the order of ___________________, a ____________ corporation
("the Lender"), the principal sum of _________________ ($________________), or so much as may be advanced and outstanding hereunder, together with interest on the unpaid principal balance hereof at the rate provided below from the date such principal is advanced until payment in full thereof.

     Unless otherwise required to be paid sooner pursuant to the provisions of Section or 13.1 of the Loan Agreement, the principal amount of each capital expenditure advance evidenced by this Note shall be payable in consecutive monthly installments each in an amount equal to one thirty-sixth (1/36th) of each advance, commencing on the first day of the first calendar month following the date of such advance and continuing on the first day of each successive calendar month thereafter, provided, however, the entire, unpaid balance of the Capital Expenditure Term Loan, if not sooner paid, shall be due and payable in full on March 21, 1995. Accrued interest on the aggregate unpaid balance of all capital expenditure advances hereunder shall be due and payable monthly on the first day of each calendar month commencing on the first day of the month following the date of the first capital expenditure advance, and continuing on the first day of each month thereafter, and at maturity. All past due interest shall bear interest from the date due and payable at the rate of interest herein specified.

     This Capital Expenditure Term Note ("Note") is issued pursuant to, and is entitled to the benefits of a certain Loan and Security Agreement (the Loan and Security Agreement, as amended, modified, and supplemented prior to the date hereof being hereinafter referred to as "Loan Agreement"), dated as of March 21, 1990, by and between the Borrower, Great Dane Trailers Los Angeles, Inc., Great Dane Trailers Tennessee, Inc., the financial institutions named therein as lenders (collectively "the Lenders"), and Security Pacific Business Credit Inc., as agent for the Lenders (in such capacity, the "Agent").

     The unpaid principal amount hereof from time to time outstanding shall bear interest from the date hereof (calculated on the basis of a year of 360 days and the actual days elapsed) at a fluctuating per annum rate ("Annual Rate") equal to the Reference


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

Rate, PLUS one and one-half percent (1.5%); PROVIDED, HOWEVER, that if any Default or Event of Default occurs, Lenders may elect to charge interest under this Note at the Default Rate. Any change in the Annual Rate shall become effective immediately, without notice or demand of any kind, upon the announcement of any change in the Reference Rate.

     All payments of principal and interest in respect of this Note shall be made to the Agent at such account and place in New York, New York, as the Agent may from time to time designate in writing to Borrower or at such other location as the Agent may from time to time designate in writing to Borrower, in lawful currency of the United States in same day funds.

     This Note may be repaid at the option of Borrower as provided in Section 5.4 of the Loan Agreement and must be prepaid as provided in Section 5.5 of the Loan Agreement.

     If less than the full amount of principal and accrued interest is prepaid, the amount paid shall be applied first to any applicable prepayment premium and then in the following order of priority: (a) first on all accrued, unpaid interest herein, and (b) second on principal installments hereunder, including the final payment, in the inverse order of their maturity.

     Upon the occurrence of any one or more of certain Events of Default, the unpaid balance of the principal amount of this Note may become, and upon the occurrence and continuance of any one or more of certain other Events of Default, such unpaid balance may be declared to be, due and payable in the manner, upon the conditions, and with the effect provided in the Loan Agreement.

     THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK.

     No reference herein to the Loan Agreement and no provision of this Note, the Loan Agreement or any of the other Loan
Documents shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Borrower promises to pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement of this Note or any appeal of a judgment rendered thereon, all in accordance with the provisions of the Loan Agreement. Borrower hereby waives diligence, presentment, protest, demand, and notice of every kind except as required pursuant to the


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

Loan Agreement and waives, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

"BORROWER"

Great Dane Trailers, Inc.,         Great Dane Trailer Nebraska,
a Georgia corporation              Inc., a Nebraska corporation


by                                 by
  ------------------------------     -----------------------
  Thomas W. Horan,                   Thomas W. Horan,
  Chief Financial Officer            Chief Financial Officer


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

Draw Schedule Attached to Capital Expenditure Term Note, dated
____________, 19___, of Borrower Payable to the Order of Security
Pacific Business Credit Inc.

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                   LOAN AND PRINCIPAL BALANCES


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

          Principal
          Loan Balance                  Undisbursed
          Available      Amount of      Principal      Notation
Date      for Advance    Advances Made  Balance        Made by

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


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